UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): May 6, 2021

Amphastar Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36509	33-0702205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11570 6th Street
Rancho Cucamonga, California	91730
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (909) 980-9484

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	AMPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement

On May 6, 2021, Amphastar Pharmaceuticals, Inc. (the “Company”) and its Chinese subsidiary Amphastar Nanjing Pharmaceuticals, Inc. (“ANP”) entered into three agreements relating to the restructuring of the equity ownership of ANP and its subsidiaries and the spin-out of certain subsidiaries of ANP:

●	The Company entered into a Share Purchase Agreement (“SPA”) to acquire approximately 18% additional ownership interest in ANP from Nanjing Zhongpan Enterprise Management Consulting Center (LLP) (the “Zhongpan”), Nanjing Zhanrun Enterprise Management Consulting Center (LLP) (“Zhanrun”) and Listening Dragon Investment Company Limited (“LD”), which had initially acquired their equity interest in the previously disclosed July 2018 ANP private placement (the “2018 ANP Private Placement”).
●	ANP entered into a Share Repurchase Agreement (“SRA”) with Zhongpan, Zhanrun, and Nanjing Qianqia Enterprise Management Consulting LLP (“Qianqia”) to exchange an approximate 80% ownership interest in Nanjing Hanxin Pharmaceutical Technology Co., Ltd. (“Hanxin”), for an approximate 9% ownership interest in ANP. Prior to this transaction, Hanxin was a wholly-owned subsidiary of ANP focused on research and development. Hanxin has two subsidiaries, Nanjing Baixin Trading Co., Ltd. (“Baixin”), Hanxin’s sales and marketing subsidiary, and Nanjing Letop Biological Technology Co., Ltd. (“Letop”), Hanxin’s chemical production subsidiary that are included as part of the transaction. Following completion of the SRA transaction, ANP will retain an approximately 20% ownership interest in Hanxin (the “Hanxin Share Sale”).
●	To effectuate the spin-off of Hanxin, ANP entered into a Separation Agreement with Hanxin which sets forth certain assets to be held by each entity, as well as certain responsibilities and obligations of ANP and Hanxin following completion of the spin-off.

The transactions noted above are subject to certain regulatory approvals. Following completion of the transactions contemplated by the SPA and SRA, the Company will own approximately 85% of ANP.

The parties to the SPA and SRA transactions noted above include all of the Company’s executive officers who participated in the 2018 ANP Private Placement, including current executive officers Dr. Mary Luo, Dr. Jack Zhang, William Peters, Rong Zhou, and Jacob Liawatidewi, as well as the Company’s directors Howard Lee and Richard Koo and former director Stephen Shohet. In addition, Henry Zhang, Qingqing Chen, Chongqing Zhang, Bill Zhang, Lu Zhang, and James Luo, who are immediate family members of Dr. Jack Zhang and Dr. Mary Luo also invested indirectly in the 2018 ANP Private Placement and are parties to the transactions noted above. Qianqia is controlled by Applied Physics & Chemistry Laboratories, Inc. (“APCL”), which in turn is controlled by Dr. Mary Luo, Chief Operating Officer, Chief Scientist, and Chairman of the Board of the Company, and Dr. Jack Zhang, Chief Executive Officer, President, and Chief Scientific Officer, and Director. For a description of the 2018 ANP Private Placement, please see the section titled “Related Person Transactions - ANP Private Placement” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 14, 2021, which is incorporated by reference herein.

The Company engaged a financial advisor to conduct an independent third party valuation to determine the transaction price. The independent disinterested members of the Company’s Board of Directors engaged a separate independent financial service firm to evaluate the transaction and render an opinion as to the fairness of the transaction price as part of their evaluation and approval of these transactions.

The parties to the SPA include William J. Peters, Rong Zhou, Jacob Liawatidewi, Howard Lee, Richard Koo, Stephen Shohet, Henry Zhang, Qingqing Chen, Chongqing Zhang, Lu Zhang, and James Luo. Dr. Mary Luo, Dr. Jack Zhang, APCL, and Qianqia are not parties to the SPA and will retain their interest in ANP. The proceeds received in the SPA by each of such individuals is set forth below:

Investor	Proceeds under Share Purchase Agreement
William J. Peters	$120,783
Rong Zhou	$120,783
Jacob Liawatidewi	$120,783
Howard Lee	$1,207,829
Richard Koo	$966,263
Henry Zhang and Qingqing Chen	$7,860,907
Chongqing Zhang	$157,902
Lu Zhang	$1,974,114
James Luo	$120,783

The parties to the SRA include Dr. Mary Luo, Dr. Jack Zhang (through their ownership interest in APCL and Qianqia), Henry Zhang, Qingqing Chen, Chongqing Zhang, Bill Zhang, and Lu Zhang.

In addition, as part of the restructuring, the Company will be terminating the 2018 ANP Equity Incentive Plan. As part of this termination, Henry Zhang will receive a cash payment of approximately $524,000 for his stock options in ANP. He will also be departing the Company upon completion of the spin-off and will become a member of the management of Hanxin.

The foregoing is a brief description of the material terms of these agreements, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the copies of the agreements that will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (the “SEC”) for the fiscal quarter ending June 30, 2021 and incorporated herein by reference.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 above is incorporated by reference into this Item 5.02.

ITEM 7.01. Regulation FD Disclosure

On May 7, 2021, the Company issued a press release announcing the restructuring of ANP.

A copy of the press release being furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K is not be deemed to be “filed” for the purpose of Section 18 of the Securities Act of 1933, or the Securities Act of 1934, except as expressly set forth by specific reference in such filing.

ITEM 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Amphastar Pharmaceuticals, Inc. dated May 7, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: May 7, 2021
	By:	/S/WILLIAM J. PETERS

William J. Peters
Chief Financial Officer and Senior Vice President